                                                                     EXHIBIT 21
                                                                    Page 1 of 9

                              HOST MARRIOTT, L.P.

                                 SUBSIDIARIES


               1) Airport Hotels LLC
               2) Ameliatel, a Florida GP
               3) Atlanta II Limited Partnership
               4) Beachfront Properties, Inc.
               5) Bossier RIBM Two LLC
               6) Bossier RIBM Two, Inc.
               7) BRE/Swiss L.L.C.
               8) Calgary Charlotte Holdings Company
               9) Calgary Charlotte Partnership
              11) CB Realty Sales, Inc.
              12) CBM Associates II LLC
              13) CBM Funding Corporation
              14) CBM I Holdings LLC
              15) CBM II Holdings LLC
              16) CBM Joint Venture LLC
              17) CBM Mezzanine Borrower LLC
              18) CBM One GP Corp.
              19) CBM One Holdings LLC
              20) CBM One LLC
              21) CBM Two GP Corp.
              22) CBM Two LLC
              23) CCC CMBS Corporation
              24) CCFS Atlanta LLC(1)
              25) CCFS Philadelphia LLC(1)
              26) CCHH Atlanta LLC(1)
              27) CCHH Burlingame LLC(1)
              28) CCHH Cambridge LLC(1)
              29) CCHH Reston LLC(1)
              30) CCHI Singer Island LLC(1)
              31) CCMH Atlanta Marquis LLC(1)
              32) CCMH Atlanta NW LLC(1)
              33) CCMH Atlanta Suites LLC(1)
              34) CCMH Bethesda LLC(1)
              35) CCMH Charlotte LLC(1)
              36) CCMH Chicago CY LLC(1)
              37) CCMH Coronado LLC(1)
              38) CCMH Costa Mesa Suites LLC(1)
              39) CCMH Dallas/FW LLC(1)
              40) CCMH DC LLC(1)
              41) CCMH Deerfield Suites LLC(1)
              42) CCMH Denver SE LLC(1)
              43) CCMH Denver Tech LLC(1)
              44) CCMH Denver West LLC(1)
              45) CCMH Diversified LLC(1)
              46) CCMH Downer's Grove Suites LLC(1)
              47) CCMH Dulles AP LLC(1)

                                                                     EXHIBIT 21
                                                                    Page 2 of 9

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

             48)   CCMH Dulles Suites LLC(1)
             49)   CCMH Farmington LLC(1)
             50)   CCMH Financial Center LLC(1)
             51)   CCMH Fisherman's Wharf LLC(1)
             52)   CCMH Ft. Lauderdale LLC(1)
             53)   CCMH Gaithersburg LLC(1)
             54)   CCMH Hanover LLC(1)
             55)   CCMH Houston AP LLC(1)
             56)   CCMH Houston Galleria LLC(1)
             57)   CCMH IHP LLC(1)
             58)   CCMH Jacksonville LLC(1)
             59)   CCMH Kansas City AP LLC(1)
             60)   CCMH Key Bridge LLC(1)
             61)   CCMH Lenox LLC(1)
             62)   CCMH Manhattan Beach LLC(1)
             63)   CCMH Marina LLC(1)
             64)   CCMH Memphis LLC(1)
             65)   CCMH Metro Center LLC(1)
             66)   CCMH Miami AP LLC(1)
             67)   CCMH Minneapolis LLC(1)
             68)   CCMH Moscone LLC(1)
             69)   CCMH Nashua LLC(1)
             70)   CCMH Newark LLC(1)
             71)   CCMH Newport Beach LLC(1)
             72)   CCMH Newport Beach Suites LLC(1)
             73)   CCMH Newton LLC(1)
             74)   CCMH Norcross LLC(1)
             75)   CCMH Norfolk LLC(1)
             76)   CCMH O'Hare AP LLC(1)
             77)   CCMH O'Hare Suites LLC(1)
             78)   CCMH Oklahoma City LLC(1)
             79)   CCMH Ontario AP LLC(1)
             80)   CCMH Orlando LLC(1)
             81)   CCMH Palm Beach LLC(1)
             82)   CCMH Palm Desert LLC(1)
             83)   CCMH Park Ridge LLC(1)
             84)   CCMH Pentagon RI LLC(1)
             85)   CCMH Perimeter LLC(1)
             86)   CCMH Philadelphia AP LLC(1)
             87)   CCMH Philadelphia Mkt LLC(1)
             88)   CCMH Pittsburgh LLC(1)
             89)   CCMH Plaza San Antonio LLC(1)
             90)   CCMH Portland LLC(1)
             91)   CCMH Potomac LLC(1)
             92)   CCMH Properties II LLC(1)
             93)   CCMH Quorum LLC(1)
             94)   CCMH Raleigh LLC(1)

                                                                     EXHIBIT 21
                                                                    Page 3 of 9

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

              95) CCMH Riverwalk LLC(1)
              96) CCMH Rocky Hill LLC(1)
              97) CCMH Romulus LLC(1)
              98) CCMH Salt Lake LLC(1)
              99) CCMH San Diego LLC(1)
             100) CCMH San Fran AP LLC(1)
             101) CCMH Santa Clara LLC(1)
             102) CCMH Scottsdale Suites LLC(1)
             103) CCMH South Bend LLC(1)
             104) CCMH Tampa AP LLC(1)
             105) CCMH Tampa Waterside LLC(1)
             106) CCMH Tampa Westshore LLC(1)
             107) CCMH Times Square LLC(1)
             108) CCMH Torrance LLC(1)
             109) CCMH Vail LLC(1)
             110) CCMH Waterford LLC(1)
             111) CCMH Westfields LLC(1)
             112) CCMH Williamsburg LLC(1)
             113) CCMH World Trade Ctr. LLC(1)
             114) CCRC Amelia Island LLC(1)
             115) CCRC Atlanta LLC(1)
             116) CCRC Buckhead/Naples LLC(1)
             117) CCRC Dearborn LLC(1)
             118) CCRC Marina LLC(1)
             119) CCRC Phoenix LLC(1)
             120) CCRC San Francisco LLC(1)
             121) CCRC Tysons LLC(1)
             122) CCSH Atlanta LLC(1)
             123) CCSH Boston LLC(1)
             124) CCSH Chicago LLC(1)
             125) CCSH New York LLC(1)
             126) Chesapeake Financial Services LLC
             127) Chesapeake Hotel Limited Partnership
             128) CHLP Finance LP
             129) City Center Development LP
             130) City Center Hotel Limited Partnership
             131) City Center Interstate Partnership LLC
             132) CLDH Meadowvale Inc.(1)
             133) CLMH Airport Inc.(1)
             134) CLMH Calgary Inc.(1)
             135) CLMH Eaton Centre Inc.(1)
             136) Courtyard by Marriott II Limited Partnership
             137) Courtyard by Marriott Limited Partnership
             138) Courtyard II Associates Management Corporation
             139) Courtyard II Associates, L.P.
             140) Courtyard II Finance Company

                                                                     EXHIBIT 21
                                                                    Page 4 of 9

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

             141) Deerfield Capital Trust
             142) DS Hotel LLC
             143) Duna Szalloda Rt.
             144) Durbin LLC
             145) East Side Hotel Associates, L.P.
             146) Elcrisa S.A. de C.V.
             147) Farrell's Ice Cream Parlor Restaurants LLC
             148) Fernwood Atlanta Corporation
             149) Fernwood DS Corporation
             150) Fernwood Hotel Assets, Inc.
             151) Fernwood Hotel LLC
             152) Fernwood MHP II Corporation
             153) Fernwood Santa Clara Corporation
             154) FIBM One LLC
             155) G.L. Insurance Corporation
             156) Hanover Hotel Acquisition Corporation
             157) HMA Realty Limited Partnership
             158) HMA-GP LLC
             159) HMC Airport, Inc.
             160) HMC Amelia I LLC
             161) HMC Amelia II LLC
             162) HMC AP Canada Company
             163) HMC AP GP LLC
             165) HMC AP LP
             166) HMC Atlanta LLC
             167) HMC BCR Holdings LLC
             168) HMC BN Corporation
             169) HMC Burlingame Hotel LLC
             170) HMC Burlingame II LLC
             171) HMC Burlingame LLC
             172) HMC California Leasing LLC
             173) HMC Cambridge LLC
             174) HMC Capital LLC
             175) HMC Capital Resources LLC
             176) HMC Charlotte (Calgary) Company
             177) HMC Charlotte GP LLC
             179) HMC Charlotte LP
             180) HMC Chicago LLC
             181) HMC Desert LLC
             182) HMC Diversified American Hotels, L.P.
             183) HMC Diversified LLC
             184) HMC DSM LLC
             185) HMC Duna, Inc.
             186) HMC East Side II LLC
             187) HMC East Side LLC

                                                                     EXHIBIT 21
                                                                    Page 5 of 9

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

             188) HMC Gateway LLC
             189) HMC Gateway, Inc.
             190) HMC Georgia LLC
             191) HMC Grace (Calgary) Company
             192) HMC Grand LLC
             193) HMC Hanover LLC
             194) HMC Hartford LLC
             195) HMC Headhouse Funding LLC
             197) HMC Host Restaurants LLC
             198) HMC Hotel Development LLC
             199) HMC Hotel Properties II Limited Partnership
             200) HMC Hotel Properties Limited Partnership
             201) HMC HPP LLC
             202) HMC HT LLC
             203) HMC IHP Holdings LLC
             204) HMC JWDC GP LLC
             205) HMC JWDC LLC
             206) HMC Land Holdings LLC
             207) HMC Manhattan Beach LLC
             208) HMC Market Street LLC
             209) HMC MDAH One Corporation
             210) HMC Mexpark LLC
             211) HMC MHP II LLC
             213) HMC Naples Golf, Inc.
             214) HMC NGL LLC
             215) HMC OLS I LLC
             216) HMC OLS I LP
             217) HMC OLS II LP
             218) HMC OP BN LLC
             219) HMC Pacific Gateway LLC
             220) HMC Palm Desert LLC
             221) HMC Park Ridge II LLC
             222) HMC Park Ridge LLC
             223) HMC Park Ridge LP
             224) HMC Partnership Holdings LLC
             225) HMC Partnership Properties LLC
             226) HMC PLP LLC
             227) HMC Polanco LLC
             228) HMC Potomac LLC
             229) HMC Properties I LLC
             230) HMC Properties II LLC
             231) HMC Property Leasing LLC
             232) HMC Reston LLC
             233) HMC Retirement Properties, L.P.
             234) HMC RTZ II LLC

                                                                     EXHIBIT 21
                                                                    Page 6 of 9

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

             235) HMC RTZ Loan I LLC
             236) HMC RTZ Loan II LLC
             237) HMC RTZ Loan Limited Partnership
             238) HMC RTZ Management LLC
             239) HMC SBM Two LLC
             240) HMC Seattle LLC
             241) HMC SFO LLC
             243) HMC Suites Limited Partnership
             244) HMC Suites LLC
             245) HMC Swiss Holdings LLC
             246) HMC Swiss-Lafayette LLC
             247) HMC Times Square Hotel LLC
             248) HMC Times Square Partner LLC
             249) HMC Toronto Air Company
             250) HMC Toronto Airport GP LLC
             252) HMC Toronto Airport LP
             253) HMC Toronto EC Company
             254) HMC Toronto EC GP LLC
             256) HMC Toronto EC LP
             257) HMC Waterford LLC
             258) HMC Westport Corporation
             259) HMC/Interstate Manhattan Beach, L.P.
             260) HMC/Interstate Ontario, L.P.
             261) HMC/Interstate Waterford, LP
             262) HMC/RGI Hartford, L.P.
             263) HMH General Partner Holdings LLC
             264) HMH HPT CBM LLC
             265) HMH HPT RIBM LLC
             266) HMH Marina LLC
             267) HMH Norfolk, L.P.
             268) HMH Norfolk LLC
             269) HMH Pentagon LLC
             270) HMH Realty Company, Inc.
             271) HMH Restaurants II LLC
             272) HMH Restaurants LLC
             273) HMH Rivers LLC
             274) HMH Rivers, L.P.
             275) HMH WTC LLC
             276) HMP Capital Ventures LLC
             277) HMP Financial Services LLC
             278) HMP Sandalwood Holdings, Inc.
             279) HMT Lessee LLC(1)
             280) HMT Lessee Parent LLC
             281) HMT Lessee Sub (Atlanta) LLC(1)

                                                                     EXHIBIT 21
                                                                    Page 7 of 9

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

             282) HMT Lessee Sub (Palm Desert) LLC(1)
             283) HMT Lessee Sub (Properties II) LLC(1)
             284) HMT Lessee Sub (Santa Clara) LLC(1)
             285) HMT Lessee Sub (SDM Hotel) LLC
             286) HMT Lessee Sub I LLC(1)
             287) HMT Lessee Sub II LLC(1)
             288) HMT Lessee Sub III LLC(1)
             289) HMT Lessee Sub IV LLC(1)
             290) HMT SPE (Atlanta) Corporation(1)
             291) HMT SPE (Palm Desert) Corporation(1)
             292) HMT SPE (Properties II) Corporation(1)
             293) HMT SPE (Santa Clara) Corporation(1)
             294) Hopewell Associates, L.P.
             295) Host DSM Limited Partnership
             296) Host Hanover Hotel Corporation
             297) Host Hanover Limited Partnership
             298) Host La Jolla LLC
             302) Host MHP Two Corporation
             303) Host of Boston, Ltd.
             304) Host of Houston 1979
             305) Host of Houston Ltd.
             306) Host Park Ridge LLC
             307) Host Properties, Inc.
             308) Host/Interstate Partnership, L.P.
             309) Hot Shoppes, Inc.
             310) Hotel Properties Management, Inc.
             311) HTKG Development Associates Limited Partnership
             312) IHP Holdings Partnership LP
             313) Ivy Street Hopewell LLC
             314) Ivy Street Hotel Limited Partnership
             315) Ivy Street LLC
             316) Ivy Street MPF LLC
             317) JWDC Limited Partnership
             318) Lauderdale Beach Association
             319) Marina Hotel LLC
             320) Market Street Host LLC
             321) Marriott Mexico City Partnership, G.P.
             322) Marriott Residence Inn II Limited Partnership
             323) Marriott Residence Inn Limited Partnership
             324) MDSM Finance LLC
             325) MFR of Illinois LLC
             326) MFR of Vermont LLC
             327) MFR of Wisconsin LLC
             328) MHP Acquisition Corporation

                                                                     EXHIBIT 21
                                                                    Page 8 of 9

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

     329) MHP II Acquisition Corporation
     330) MOHS Corporation
     331) Mutual Benefit Chicago Suite Hotel Partners, L.P.
     333) New Market Street LP
     334) One Broadway Hotel Venture
     335) Pacific Gateway, Ltd.
     337) Philadelphia Airport Hotel Limited Partnership
     338) Philadelphia Airport Hotel LLC
     339) Philadelphia Market Street HMC Hotel Limited Partnership
     341) Philadelphia Market Street Marriott Hotel II Limited Partnership
     342) PM Financial LLC
     343) PM Financial LP
     344) Potomac Hotel Limited Partnership
     345) PRM LLC
     346) RAJ Boston Associates Limited Partnership
     347) RIBM One LLC
     348) RIBM Two LLC
     349) Rockledge Bickford's Family Fare, Inc.
     350) Rockledge CBM Investor I, Inc.
     351) Rockledge CBM Investor II LLC
     352) Rockledge CBM One Corporation
     353) Rockledge El Paso LLC
     354) Rockledge FIBM One Corporation
     355) Rockledge Hanover LLC
     356) Rockledge Hartford Farmington LLC
     357) Rockledge HMC BN LLC
     358) Rockledge Hotel LLC
     359) Rockledge Hotel Properties, Inc.
     360) Rockledge IHP LLC
     361) Rockledge Manhattan Beach LLC
     362) Rockledge Minnesota LLC
     363) Rockledge National Place LLC
     364) Rockledge NY Times Square LLC
     365) Rockledge Ontario LLC
     366) Rockledge Pavilion LLC
     367) Rockledge Pittsburgh LLC
     368) Rockledge Potomac LLC
     369) Rockledge RIBM Two Corporation
     370) Rockledge Riverwalk LLC
     371) Rockledge Square 254 LLC
     372) RTZ Holdings Boston LLC
     373) RTZ Management II Corp.
     374) S.D. Hotels LLC
     375) S.D. Hotels, Inc.

                                                                     EXHIBIT 21
                                                                    Page 9 of 9

                              HOST MARRIOTT, L.P.

                           SUBSIDIARIES--(Continued)

            376) Sandalwood Hotel Investment Company LLC
            377) Santa Clara HMC LLC
            378) Santa Clara Host Hotel Limited Partnership
            379) Sparky's Virgin Islands, Inc.
            380) Tecon Hotel Corporation
            381) Timeport, L.P.
            382) Times Square GP LLC
            383) Times Square HMC Hotel, L.P.
            384) Times Square LLC
            385) Timewell Group, L.P.
            386) Wellsford Park Ridge HMC Hotel Limited Partnership
            387) Westport Residence Joint Venture
            388) YBG Associates LLC

--------
(1) Subsidiary was created or acquired in connection with Host LP's acquisition of the Crestline and Wyndham Lessee Entities during January 2001 and June 2001.